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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              COVALENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

        Date of Report (Date of earliest event reported): April 29, 2005

            Delaware                    0-21145               56-1668867
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 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
        of incorporation                                   Identification No.)

                         One Glenhardie Corporate Center
                               1275 Drummers Lane
                                    Suite 100
                                 Wayne, PA 19087
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                (Address of principal executive offices/Zip Code)

                                 (610) 975-9533
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

     On May 2, 2005, Covalent Group, Inc. ("Covalent") issued a press release announcing the appointment of Christopher F. Meshginpoosh to its Board of Directors effective April 29, 2005. Mr. Meshginpoosh also became Chairman of Covalent's Audit Committee.

     A copy of Covalent's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01  OTHER EVENTS

     On April 29, 2005, the Board of Directors unanimously agreed to amend their compensation for their service to the Company as directors. Accordingly, the annual cash compensation paid to each non-employee director will decrease from $50,000 per year to $37,500 per year. The cash compensation will be paid to each non-employee director monthly as it was previously. The non-employee directors are not entitled to any additional meeting fees pursuant to the new arrangement. Under the prior compensation arrangement, non-employee directors were entitled to receive cash payments for each additional meeting in excess of eight board meetings during the year. The additional meeting fees ranged from $250 to $1,000 depending upon the length of the meeting.

     Non-employee directors will be entitled to be reimbursed for ordinary and necessary travel related expenses to attend said meetings.

     Non-employee directors will also receive a stock option grant to purchase 20,000 shares of Common Stock on an annual basis. Each Committee chairman will receive an additional stock option grant to purchase 5,000 shares of Common Stock on an annual basis for their service as a Committee Chairman. Under the prior compensation arrangement, non-employee directors who were members of the Audit Committee received an initial grant, upon joining the Board, to purchase 82,500 shares of Common Stock. All other non-employee directors received an initial option grant to purchase 60,000 shares of Common Stock upon joining the Board.

     Under the prior compensation arrangement, Board of Director stock option grants vested quarterly whereas under the new compensation arrangement, stock option grants will vest from one to five years pursuant to the provisions in the Company's stock based compensation plans.

ITEM 9.01   EXHIBITS

      (c) Exhibits.

                  99.1 - Press release dated May 2, 2005.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                               COVALENT GROUP, INC.

Date: May 2, 2005              By:    /s/ Lawrence R. Hoffman
                                      ------------------------------------------
                               Name:  Lawrence R. Hoffman
                               Title: Executive Vice President, General Counsel,
                                      Secretary and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Covalent Group, Inc. Press release dated May 2, 2005.